Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 1

dated as of July 1, 2010

among

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-A-X,

SYNCORA GUARANTEE INC. (f/k/a XL Capital Assurance Inc.),

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

to

the AmeriCredit Automobile Receivables Trust 2007-A-X

Spread Account Agreement, dated as of January 9, 2007

AMENDMENT NO. 1 TO THE SPREAD ACCOUNT AGREEMENT

AMENDMENT NO. 1, dated as of July 1, 2010 (the “Amendment”) among AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-A-X (the “Trust”), SYNCORA GUARANTEE INC. (f/k/a XL Capital Assurance Inc.) (“Syncora”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”) in its capacity as Trustee, as Trust Collateral Agent and as Collateral Agent to the Spread Account Agreement, dated as of January 9, 2007 (as amended, modified or supplemented, the “Spread AccountAgreement”).

RECITAL

WHEREAS, the Trust, Syncora and Wells Fargo (collectively, the “Amending Parties”) have executed the Spread Account Agreement and the Amending Parties desire to amend the Spread Account Agreement in certain respects as provided below.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the meaning given such terms in the Spread Account Agreement, as identifiable from the context in which such term is used.

ARTICLE II

AMENDMENTS

SECTION 2.1. Amendments to Section 1.01 of the Spread Account Agreement.

Section 1.01 of the Spread Account Agreement is hereby amended as follows:

(i) The definition of “Level 2 Cumulative Net Loss Test” shall be deleted in its entirety and replaced with the following:

“Level 2 Cumulative Net Loss Test” means, for any Distribution Date specified below, the Cumulative Net Loss Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring in:	Percentage
February 2007	2.75%
March 2007	2.75%
April 2007	2.75%
May 2007	4.00%
June 2007	4.00%
July 2007	4.00%
August 2007	5.00%
September 2007	5.00%
October 2007	5.00%
November 2007	6.50%
December 2007	6.50%
January 2008	6.50%
February 2008	8.00%
March 2008	8.50%
April 2008	9.00%
May 2008	9.50%
June 2008	10.00%
July 2008	10.50%
August 2008	11.00%
September 2008	11.50%
October 2008	12.00%
November 2008	12.50%
December 2008	13.00%
January 2009	13.50%
February 2009	14.25%
March 2009	14.50%
April 2009	14.75%
May 2009	15.00%
June 2009	15.25%
July 2009	15.50%
August 2009	15.75%
September 2009	16.00%
October 2009	16.25%
November 2009	16.50%
December 2009	16.75%
January 2010	17.00%
February 2010	17.00%
March 2010	17.00%
April 2010	17.00%
May 2010	17.00%
June 2010	17.00%
July 2010	17.00%
August 2010	17.50%
September 2010	17.50%
October 2010	17.50%
November 2010	18.00%
December 2010	18.00%
January 2011	18.00%
February 2011	18.50%
March 2011	18.50%
April 2011	18.50%
May 2011 and thereafter	19.00%

(ii) The definition of “Level 2 Gross Default Test” shall be deleted in its entirety and replaced with the following:

“Level 2 Gross Default Test” means, for any Distribution Date specified below, the Gross Default Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring in:	Percentage
February 2007	4.58%
March 2007	4.58%
April 2007	4.58%
May 2007	6.67%
June 2007	6.67%
July 2007	6.67%
August 2007	8.33%
September 2007	8.33%
October 2007	8.33%
November 2007	10.83%
December 2007	10.83%
January 2008	10.83%
February 2008	13.33%
March 2008	14.17%
April 2008	15.00%
May 2008	15.83%
June 2008	16.67%
July 2008	17.50%
August 2008	18.33%
September 2008	19.17%
October 2008	20.00%
November 2008	20.83%
December 2008	21.67%
January 2009	22.50%
February 2009	23.75%
March 2009	24.17%
April 2009	24.58%
May 2009	25.00%
June 2009	25.42%
July 2009	25.83%
August 2009	26.25%
September 2009	26.67%
October 2009	27.08%
November 2009	27.50%
December 2009	27.92%
January 2010	28.33%
February 2010	28.33%
March 2010	28.33%
April 2010	28.33%
May 2010	28.33%
June 2010	28.33%
July 2010	28.33%
August 2010	28.33%
September 2010	28.33%
October 2010	28.33%
November 2010	28.33%
December 2010	28.33%
January 2011	28.33%
February 2011	28.33%
March 2011	29.00%
April 2011	29.00%
May 2011	29.00%
June 2011	29.00%
July 2011 and thereafter	29.50%

(iii) The definition of “Requisite Amount” shall be deleted in its entirety and replaced with the following:

“Requisite Amount” will equal the Spread Account Initial Deposit on the Closing Date, and thereafter, on each Distribution Date, the Requisite Amount shall be equal to 2.0% of the Initial Pool Balance, provided, however, that (i) on each Distribution Date upon which a Level 1 Trigger Event has occurred and is continuing, and upon each Distribution Date thereafter the Requisite Amount shall be equal to 4.0% of the Initial Pool Balance, provided, however, that any amount determined in accordance with this clause (i) shall not be greater than the outstanding principal balance of the Notes and shall be reduced to an amount equal to the outstanding principal balance of the Notes and (ii) on each Distribution Date upon which a Level 2 Trigger Event has occurred and upon each Distribution Date thereafter, the Requisite Amount shall be equal to 100% of the outstanding principal balance of the Notes.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall become effective on the first date on which each of the following conditions is satisfied (such date, the “Amendment Effective Date”): (i) each of the parties hereto has executed and delivered the Amendment and (ii) the Rating Agency Condition has been satisfied.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Spread Account Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Spread Account Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Spread Account Agreement specifically referred to herein and any references in the Spread Account Agreement to the provisions of the Spread Account Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.4. Waiver of Notice. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

SECTION 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Spread Account Agreement and shall not affect the construction or interpretation of this Amendment or the Spread Account Agreement or any provisions hereof or thereof.

SECTION 4.6. Instruction to Owner Trustee. By entering into this Amendment, Syncora represents to Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee of the Trust, (i) pursuant to the Trust Agreement, that it is the Instructing Party as such term is defined in the Trust Agreement, (ii) no Insurer Default has occurred and is continuing and (iii) the Insurer Termination Date has not occurred, and hereby instructs such Owner Trustee to execute and deliver this Amendment on behalf of the Trust. The above instruction is in accordance with Section 5.3(a) of the Trust Agreement.

SECTION 4.7. Limited Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or the other Transaction Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-A-X

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

SYNCORA GUARANTEE INC. (f/k/a XL Capital Assurance Inc.), as Insurer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee, as Trust Collateral Agent and Collateral Agent

By:
Name:
Title: